SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 MARCH 14, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                              1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On March 14, 2002 registrant issued a press release entitled "Halliburton Responds to Court Order".

     The following summarizes that press release:

     Registrant announced that on March 13, 2002, the Delaware Supreme Court issued an Order affirming without opinion the judgment of the Court of Chancery in litigation between Highlands Insurance Company and registrant. The Chancery Court had held that the fixed-cost primary insurance policies issued by Highlands Insurance Company to Brown & Root, Inc. from 1958 until 1986 terminated on January 23, 1996 at the time of the spin-off of Highlands Insurance Group, Inc. by registrant. There is more than $2 billion of excess coverage above the Highlands primary coverage. Based on a legal opinion written by outside counsel that registrant would prevail in the Highlands litigation, registrant determined to carry approximately $80 million in claim receivables against the Highlands insurance policies for settlement and defense costs and pending asbestos litigation. These receivables will likely be written off in the first quarter of 2002 and if so will result in an after tax reduction in income of $0.11 per diluted share.

     Please see the full text of the attached press release for further details.


Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c) Exhibits.

         Exhibit 20 - Press release dated March 14, 2002.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HALLIBURTON COMPANY




Date:    March 14, 2002           By: /s/ Susan S. Keith
                                     ---------------------------------------
                                          Susan S. Keith
                                          Vice President and Secretary







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                                  EXHIBIT INDEX



Exhibit       Description

20            Press Release Dated March 14, 2002

              Incorporated by Reference










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